UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                                 August 30, 2006
          -------------------------------------------------------------
                Date of Report (Date of earliest event reported)

                            FALCON NATURAL GAS CORP.
          -------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                       000-50229               98-0403897
(State or other jurisdiction of    (Commission File Number)   (IRS Employer
          incorporation)                                     Identification No.)


                                Westchase Center
                            2500 City West Boulevard
                                    Suite 300
                                Houston, TX 77042
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)

                                 (713) 267-2240
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

                                 Not Applicable
          ------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations


Item 1.01 Entry Into A Material Definitive Agreement

On August 30, 2006 we executed a letter agreement (the "Agreement") with Douglas
C. McLeod acting on behalf of Petrogulf Corporation (the "Participant"). Pursuant to the Agreement, which was given retroactive effect to August 1, 2006, we assigned to the Participant working interests in our Wyandotte Property located in St. Mary Parish, Louisiana for $554,021. Prior to the assignments, we held a 100% working interest in the Wyandotte Property. The assignments consisted of a 15% working interest in the leasehold interests within the prospect area within the surface boundaries of the existing DB-4 Unit, established by the Office of Conservation Order No-844-J effective November 30, 1999, from the surface to the stratigraphic equivalent of the base of the DB-4 Sand; a 50% working interest within the surface boundaries of the existing DB-4 Unit below the stratigraphic equivalent of the base of the DB-4 Sand; and a 50% working interest in the balance of the leasehold lying within the boundaries of the prospect area. Such assignment also conveyed a net revenue interest of seventy percent (70%), proportionately reduced to the working interest being acquired by Participant. Under the Agreement, we further agreed to participate with the Participant in the drilling of a test well to a depth sufficient to evaluate the DB-4 Sand which is anticipated to be encountered at a depth of approximately 16,500 feet. In connection therewith, Participant is required to pay 18% of the costs incurred in drilling the test well to the casing point and 15% of the costs incurred after the casing point. Subject to rig availability, drilling on the test well will commence no later than January 31, 2007. Pursuant to the Agreement and a related Operating Agreement, Petrogulf Corporation was named operator for the test well and any subsequent wells drilled on the prospect. Petrogulf Corporation is an independent, exploration and production company based in Houston, Texas and Denver Colorado. It presently operates in eight states and owns interests in more than 2,000 wells.


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

Section 9 - Financial Statements and Exhibit

Item 9.01 Financial statements and Exhibits

      (c)   Exhibits

Item        Description
----        -----------
10.1        Exploration Agreement for Wyandotte Property between Registrant and
            Douglas C. McLeod dated August 30, 2006.


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

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  FALCON NATURAL GAS CORP.




                                                  By:/s/ Fred Zaziski
                                                     ---------------------------
                                                     Name:    Fred Zaziski
                                                     Title:   President


Date:    September 20, 2006


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